Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2018 Results

FOR IMMEDIATE RELEASE

Omaha, Neb., January 24, 2019 – Union Pacific Corporation (NYSE: UNP) today reported record 2018 fourth quarter net income of $1.6 billion, or $2.12 per diluted share, which represents 29 and 39 percent increases, respectively, when compared to adjusted results for the fourth quarter 2017.  Reported fourth quarter 2017 results include previously disclosed adjustments reflecting the impact of corporate tax reform.  Including those items, 2017 fourth quarter reported net income was $7.3 billion, or $9.25 per diluted share.

Financial Performance*

Millions, Except Per Share Amounts and Percentages For the Three Months Ended	Operating Income	Income Taxes	Net Income	Diluted EPS	Operating Ratio
2017 Reported Results (GAAP) (Includes restatement for ASU 2017-07)	$2,247	($5,186)	$7,278	$9.25	58.8%
Factors Affecting Comparability:
Adjustments for 2017 Tax Cuts and Jobs Act
Equity-method affiliates	(212)	(73)	(139)	(0.18)	3.9 pts
Deferred taxes	---	5,935	(5,935)	(7.54)	---
2017 Adjusted Results (non-GAAP)	$2,035	$676	$1,204	$1.53	62.7%
2018 Reported Results (GAAP)	$2,210	$462	$1,554	$2.12	61.6%
Change vs. 2017 Adjusted Results	9%	(32)%	29%	39%	(1.1) pts

*  Please reference page 10 of the supplemental financial information for the full non-GAAP disclosure.

-more-

“We reported record earnings for the quarter driven by strong volume growth, core pricing gains, and regaining positive productivity momentum,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.  “Building on this progress, we are advancing the implementation schedule for Unified Plan 2020.  Since starting this initiative in October, we have improved on-time service for our customers while at the same time eliminating excess costs and improving the utilization of network resources.”

Fourth Quarter Summary

Operating revenue of $5.8 billion was up 6 percent in the fourth quarter 2018 compared to the fourth quarter 2017.  Fourth quarter business volumes, as measured by total revenue carloads, increased 3 percent compared to 2017.  Strong growth in industrial and premium shipments more than offset declines in agricultural products and energy.  In addition:

•

Quarterly freight revenue increased 6 percent compared to the fourth quarter 2017, as positive volume, increased fuel surcharge revenue and core pricing gains all contributed to the increase, but were partially offset by negative business mix.

•	Union Pacific’s operating ratio of 61.6 percent improved 1.1 points compared to adjusted fourth quarter 2017.
•	The $2.33 per gallon average quarterly diesel fuel price in the fourth quarter 2018 was 15 percent higher than the fourth quarter 2017.
•	Quarterly train speed, as reported to the Association of American Railroads, was 24.4 mph, 3 percent slower than the fourth quarter 2017.
•	Terminal dwell was 26.7 hours, an 18 percent improvement compared to the fourth quarter 2017.
•

Union Pacific repurchased 8 million shares in the fourth quarter 2018 at an aggregate cost of $1.2 billion.  Union Pacific also received 4.5 million shares to complete a $3.6 billion Accelerated Share Repurchase program initiated in June 2018.

-more-

Summary of Fourth Quarter Freight Revenues

•	Energy down 8 percent
•	Agricultural Products up 5 percent
•	Industrial up 10 percent
•	Premium up 15 percent

2018 Full Year Summary

For the full year 2018, Union Pacific reported record net income of $6 billion or $7.91 per diluted share, which represents 29 and 37 percent increases, respectively, when compared to adjusted results for 2017.  Reported 2017 results include previously disclosed adjustments reflecting the impact of corporate tax reform.  Including those items, 2017 reported net income was $10.7 billion, or $13.36 per diluted share.

Financial Performance*

Millions, Except Per Share Amounts and Percentages For the Year Ended	Operating Income	Income Taxes	Net Income	Diluted EPS	Operating Ratio
2017 Reported Results (GAAP) (Includes restatement for ASU 2017-07)	$8,106	($3,080)	$10,712	$13.36	61.8%
Factors Affecting Comparability:
Adjustments for 2017 Tax Cuts and Jobs Act
Equity-method affiliates	(212)	(73)	(139)	(0.17)	1.0 pts
Deferred taxes	---	5,935	(5,935)	(7.40)	---
2017 Adjusted Results (non-GAAP)	$7,894	$2,782	$4,638	$5.79	62.8%
2018 Reported Results (GAAP)	$8,517	$1,775	$5,966	$7.91	62.7%
Change vs. 2017 Adjusted Results	8%	(36)%	29%	37%	(0.1) pts

*  Please reference page 10 of the supplemental financial information for the full non-GAAP disclosure.

-more-

Operating revenue totaled $22.8 billion compared to $21.2 billion in 2017.  Operating income totaled $8.5 billion, an 8 percent increase compared to adjusted 2017.  In addition:

•	Freight revenue totaled $21.4 billion, an 8 percent increase compared to 2017. Carloadings were up 4 percent versus 2017, led by strong growth in industrial and premium shipments.
•	Average diesel fuel prices increased 27 percent to $2.29 per gallon in 2018 from $1.81 per gallon in 2017.
•	Union Pacific’s operating ratio improved to 62.7 percent, 0.1 points lower than adjusted 2017.
•	Train speed, as reported to the Association of American Railroads, was 24.5 mph, 4 percent slower than full year 2017.
•	Terminal dwell was 29.6 hours, a 2 percent improvement compared to full year 2017.
•	Union Pacific’s reportable personal injury rate of 0.82 incidents per 200,000 employee hours increased 4 percent compared to the full year 2017.
•	Union Pacific’s capital program in 2018 totaled $3.2 billion.
•

Union Pacific repurchased 57.2 million shares in 2018 at an aggregate cost of $8.2 billion, which includes 24.3 million shares associated with a $3.6 billion Accelerated Share Repurchase program initiated in June 2018 and completed in the fourth quarter.

-more-

2019 Outlook

“We are optimistic that continued economic growth, improving service performance and the strength of our diverse franchise will drive positive volume and revenue growth in 2019.  We expect operating margins will increase as a result of solid core pricing gains and significant productivity benefits from our G55 + 0 initiatives, including Unified Plan 2020,” said Fritz.  “We have a strong leadership team in place that includes new people in key positions who will help deliver on our goals for achieving industry-leading safety, service reliability, and financial performance in the coming year.”

Fourth Quarter 2018 Earnings Conference Call

Union Pacific will host its fourth quarter 2018 earnings release presentation live over the Internet and via teleconference on Thursday, January 24, 2019 at 8:45 a.m. Eastern Time. The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor. Alternatively, the webcast can be accessed directly through the following link. Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. The railroad's diversified business mix is classified into its Agricultural Products, Energy, Industrial and Premium business groups. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Miller at 402-544-4227 or mvmiller@up.com

Union Pacific Media contact: Raquel Espinoza at 402-544-5034 or respinoza@up.com

Supplemental financial information is attached.

-more-

****

This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions; its ability to generate financial returns; improve resource productivity; enhancing the customer experience; implementing corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2017, which was filed with the SEC on February 9, 2018.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

###

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	4th Quarter				Full Year
For the Periods Ended December 31,	2018	2017	%		2018	2017	%
Operating Revenues
Freight revenues	$5,387	$5,087	6%		$21,384	$19,837	8%
Other	370	363	2		1,448	1,403	3
Total operating revenues	5,757	5,450	6		22,832	21,240	7
Operating Expenses
Compensation and benefits*	1,280	1,236	4		5,056	4,939	2
Fuel	640	547	17		2,531	1,891	34
Purchased services and materials	582	585	(1)		2,443	2,363	3
Depreciation	555	532	4		2,191	2,105	4
Equipment and other rents	269	64	U		1,072	888	21
Other	221	239	(8)		1,022	948	8
Total operating expenses	3,547	3,203	11		14,315	13,134	9
Operating Income	2,210	2,247	(2)		8,517	8,106	5
Other income*	46	33	39		94	245	(62)
Interest expense	(240)	(188)	28		(870)	(719)	21
Income before income taxes	2,016	2,092	(4)		7,741	7,632	1
Income tax benefit/(expense)	(462)	5,186	U		(1,775)	3,080	U
Net Income	$1,554	$7,278	(79)		$5,966	$10,712	(44)

Share and Per Share
Earnings per share - basic	$2.13	$9.29	(77)%		$7.95	$13.42	(41)%
Earnings per share - diluted	$2.12	$9.25	(77)		$7.91	$13.36	(41)
Weighted average number of shares - basic	729.4	783.6	(7)		750.9	798.4	(6)
Weighted average number of shares - diluted	732.9	787.0	(7)		754.3	801.7	(6)
Dividends declared per share	$0.80	$0.665	20		$3.06	$2.48	23

Operating Ratio*	61.6%	58.8%	2.8	pts	62.7%	61.8%	0.9	pts
Effective Tax Rate	22.9%	(247.9%)	U		22.9%	(40.4%)	U

*Certain prior period amounts have been adjusted for the retrospective adoption of Accounting Standard Update 2017-07 related to the presentation of the components of net periodic pension and other postretirement benefit costs.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2018	2017	%	2018	2017	%
Freight Revenues (Millions)
Agricultural Products	$1,124	$1,073	5%	$4,469	$4,303	4%
Energy	1,110	1,213	(8)	4,608	4,498	2
Industrial	1,405	1,282	10	5,679	5,204	9
Premium	1,748	1,519	15	6,628	5,832	14
Total	$5,387	$5,087	6%	$21,384	$19,837	8%
Revenue Carloads (Thousands)
Agricultural Products	275	282	(2)%	1,124	1,141	(1)%
Energy	404	442	(9)	1,650	1,676	(2)
Industrial	431	406	6	1,752	1,655	6
Premium [a]	1,132	1,037	9	4,382	4,116	6
Total	2,242	2,167	3%	8,908	8,588	4%
Average Revenue per Car
Agricultural Products	$4,079	$3,800	7%	$3,973	$3,770	5%
Energy	2,748	2,746	-	2,793	2,685	4
Industrial	3,258	3,160	3	3,241	3,145	3
Premium	1,546	1,465	6	1,513	1,417	7
Average	$2,403	$2,348	2%	$2,400	$2,310	4%

[a]For intermodal shipments, each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Dec. 31,	Dec. 31,
Millions, Except Percentages	2018	2017
Assets
Cash and cash equivalents	$1,273	$1,275
Short-term investments	60	90
Other current assets	2,830	2,641
Investments	1,912	1,809
Net properties	52,679	51,605
Other assets	393	386
Total assets	$59,147	$57,806

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,466	$800
Other current liabilities	3,160	3,139
Debt due after one year	20,925	16,144
Deferred income taxes	11,302	10,936
Other long-term liabilities	1,871	1,931
Total liabilities	38,724	32,950
Total common shareholders' equity	20,423	24,856
Total liabilities and common shareholders' equity	$59,147	$57,806

Return on Average Common Shareholders' Equity	26.4%	47.8%
Return on Invested Capital as Adjusted (ROIC)*	15.1%	27.6%

*ROIC is a non-GAAP measure; however, management believes that it is an important measure in evaluating the efficiency and effectiveness of our long-term capital investments. See page 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2018	2017
Operating Activities
Net income	$5,966	$10,712
Depreciation	2,191	2,105
Deferred income taxes	338	(5,067)
Other - net	191	(520)
Cash provided by operating activities	8,686	7,230

Investing Activities
Capital investments*	(3,437)	(3,238)
Purchases of short-term investments	(90)	(120)
Maturities of short-term investments	90	90
Other - net	26	182
Cash used in investing activities	(3,411)	(3,086)

Financing Activities
Share repurchase programs	(8,225)	(4,013)
Debt issued	7,142	2,735
Dividends paid	(2,299)	(1,982)
Debt repaid	(1,986)	(840)
Net issuance of commercial paper	194	-
Other - net	(48)	(46)
Cash used in financing activities	(5,222)	(4,146)

Net Change in Cash, Cash Equivalents and Restricted Cash	53	(2)
Cash, cash equivalents and restricted cash at beginning of year	1,275	1,277
Cash, Cash Equivalents and Restricted Cash at End of Year	$1,328	$1,275

Free Cash Flow**
Cash provided by operating activities	$8,686	$7,230
Cash used in investing activities	(3,411)	(3,086)
Dividends paid	(2,299)	(1,982)
Free cash flow	$2,976	$2,162

*Capital investments include locomotive and freight car early lease buyouts of $290 million in 2018 and $173 million in 2017.

**Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2018	2017	%	2018	2017	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	230,537	229,597	-%	928,587	898,746	3%
Employees (average)	41,696	41,589	-	41,967	41,992	-
GTMs (millions) per employee	5.53	5.52	-	22.13	21.40	3

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.33	$ 2.03	15%	$ 2.29	$ 1.81	27%
Fuel consumed in gallons (millions)	265	260	2	1,068	1,004	6
Fuel consumption rate*	1.148	1.135	1	1.150	1.117	3

AAR Reported Performance Measures
Average train speed (miles per hour)	24.4	25.1	(3)%	24.5	25.4	(4)%
Average terminal dwell time (hours)	26.7	32.5	(18)	29.6	30.3	(2)

Revenue Ton-Miles (Millions)
Agricultural Products	24,767	25,135	(1)%	101,759	101,079	1%
Energy	40,891	46,056	(11)	170,045	172,591	(1)
Industrial	24,530	23,828	3	100,469	97,443	3
Premium	25,420	23,831	7	101,684	95,608	6
Total	115,608	118,850	(3)%	473,957	466,721	2%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2018
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$5,122	$5,317	$5,558	$5,387	$21,384
Other	353	355	370	370	1,448
Total operating revenues	5,475	5,672	5,928	5,757	22,832
Operating Expenses
Compensation and benefits	1,273	1,241	1,262	1,280	5,056
Fuel	589	643	659	640	2,531
Purchased services and materials	599	630	632	582	2,443
Depreciation	543	546	547	555	2,191
Equipment and other rents	266	265	272	269	1,072
Other	266	248	287	221	1,022
Total operating expenses	3,536	3,573	3,659	3,547	14,315
Operating Income	1,939	2,099	2,269	2,210	8,517
Other income/(expense)	(42)	42	48	46	94
Interest expense	(186)	(203)	(241)	(240)	(870)
Income before income taxes	1,711	1,938	2,076	2,016	7,741
Income taxes	(401)	(429)	(483)	(462)	(1,775)
Net Income	$1,310	$1,509	$1,593	$1,554	$5,966

Share and Per Share
Earnings per share - basic	$1.69	$1.98	$2.16	$2.13	$7.95
Earnings per share - diluted	$1.68	$1.98	$2.15	$2.12	$7.91
Weighted average number of shares - basic	776.4	760.5	737.4	729.4	750.9
Weighted average number of shares - diluted	779.6	763.7	740.9	732.9	754.3
Dividends declared per share	$0.73	$0.73	$0.80	$0.80	$3.06

Operating Ratio	64.6%	63.0%	61.7%	61.6%	62.7%
Effective Tax Rate	23.4%	22.1%	23.3%	22.9%	22.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Agricultural Products	$1,098	$1,114	$1,133	$1,124	$4,469
Energy	1,173	1,111	1,214	1,110	4,608
Industrial	1,340	1,437	1,497	1,405	5,679
Premium	1,511	1,655	1,714	1,748	6,628
Total	$5,122	$5,317	$5,558	$5,387	$21,384
Revenue Carloads (Thousands)
Agricultural Products	279	285	285	275	1,124
Energy	419	387	440	404	1,650
Industrial	411	452	458	431	1,752
Premium [a]	1,016	1,101	1,133	1,132	4,382
Total	2,125	2,225	2,316	2,242	8,908
Average Revenue per Car
Agricultural Products	$3,942	$3,903	$3,973	$4,079	$3,973
Energy	2,799	2,874	2,757	2,748	2,793
Industrial	3,262	3,178	3,269	3,258	3,241
Premium	1,487	1,503	1,513	1,546	1,513
Average	$2,411	$2,389	$2,399	$2,403	$2,400

[a]For intermodal shipments, each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Dec. 31,	Dec. 31,	Dec. 31,
for the Twelve Months Ended	2018	2017	2016
Net income	$5,966	$10,712	$4,233
Less:
Other income	94	245	221
Add:
Income tax expense/(benefit)	1,775	(3,080)	2,533
Depreciation	2,191	2,105	2,038
Interest expense	870	719	698
EBITDA	$10,708	$10,211	$9,281
Interest on present value of operating leases	84	98	114
Adjusted EBITDA (a)	$10,792	$10,309	$9,395
Debt	$22,391	$16,944	$15,007
Net present value of operating leases	2,271	2,140	2,435
Unfunded pension and OPEB,
net of taxes of $135, $238, and $261	456	396	436
Adjusted debt (b)	$25,118	$19,480	$17,878
Adjusted debt / Adjusted EBITDA (b/a)	2.3	1.9	1.9

*Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by net income less other income plus income tax expense, depreciation, interest expense, and interest on present value of operating leases. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA. At December 31, 2018, in transition to the adoption of the new lease accounting standard on January 1, 2019, the incremental borrowing rate on operating leases was 3.7%. At December 31, 2017 and December 31, 2016, operating leases were discounted using our effective interest rate on debt of 4.6% and 4.7%, respectively.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Average Common Shareholders' Equity

Millions, Except Percentages	2018	2017	2016
Net income	$5,966	$10,712	$4,233
Average equity	$22,640	$22,394	$20,317
Return on average common shareholders' equity	26.4%	47.8%	20.8%

Return on Invested Capital as Adjusted (ROIC)*

Millions, Except Percentages	2018	2017	2016
Net income	$5,966	$10,712	$4,233
Interest expense	870	719	698
Interest on average present value of operating leases	82	105	121
Taxes on interest	(218)	(309)	(306)
Net operating profit after taxes as adjusted (a)	$6,700	$11,227	$4,746
Average equity	$22,640	$22,394	$20,317
Average debt	19,668	15,976	14,604
Average present value of operating leases	2,206	2,288	2,581
Average invested capital as adjusted (b)	$44,514	$40,658	$37,502
Return on invested capital as adjusted (a/b)	15.1%	27.6%	12.7%

*ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K, and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the efficiency and effectiveness of our long-term capital investments. In addition, we currently use ROIC as a performance criteria in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is Return on Average Common Shareholders’ Equity. The tables above provide reconciliations from return on average common shareholders’ equity to ROIC.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

2017 Financial Performance Adjusted for Tax Cuts and Jobs Act*
Millions, Except Per Share Amounts and Percentages	Operating	Income	Net	Diluted	Operating
For the Three Months Ended December 31, 2017	Income	Taxes	Income	EPS	Ratio
Reported results** (GAAP)	$2,247	$(5,186)	$7,278	$9.25	58.8%
Factors Affecting Comparability:
Adjustments for Tax Cuts and Jobs Act
Equity-method affiliates	(212)	(73)	(139)	(0.18)	3.9	pts
Deferred taxes	-	5,935	(5,935)	(7.54)	-
Adjusted results (non-GAAP)	$2,035	$676	$1,204	$1.53	62.7%

Millions, Except Per Share Amounts and Percentages	Operating	Income	Net	Diluted	Operating
For the Year Ended December 31, 2017	Income	Taxes	Income	EPS	Ratio
Reported results** (GAAP)	$8,106	$(3,080)	$10,712	$13.36	61.8%
Factors Affecting Comparability:
Adjustments for Tax Cuts and Jobs Act
Equity-method affiliates	(212)	(73)	(139)	(0.17)	1.0	pts
Deferred taxes	-	5,935	(5,935)	(7.40)	-
Adjusted results (non-GAAP)	$7,894	$2,782	$4,638	$5.79	62.8%

*     The above tables reconcile our results for the quarter and year ended December 31, 2017 to adjusted results that exclude the impact of certain items identified as affecting comparability. We use adjusted operating income, adjusted income taxes, adjusted net income, adjusted diluted earnings per share ("EPS") and adjusted operating ratio, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP measures provide relevant and useful information for management and investors because they clarify our actual operating performance by excluding certain significant items that are not considered indicative of future financial trends and allow investors to review performance in the same way as our management. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, operating income, income taxes, net income, diluted EPS, and operating ratio, as indicators of operating performance.

**    Adjusted for the retrospective adoption of ASU 2017-07, which was effective January 1, 2018.